SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549




                               FORM 8-K




             Current Report Pursuant to Section 13 or 15(D)
               of the Securities and Exchange Act of 1934




  Date of Report (date of earliest event reported):  December 11, 1998




                      RED OAK HEREFORD FARMS, INC.
         (Exact Name of Registrant as Specified in its Charter)




                                NEVADA
                                ------
             (State or Other Jurisdiction of Incorporation)




              33-89714                        84-1120614
              --------                        ----------
      (Commission File Number)     (Employer Identification Number)




               2010 Commerce Drive, Red Oak, Iowa 51566
               ----------------------------------------
               (Address of Principal Executive Offices)






   Registrant's Telephone Number, including Area Code: (712)623-9224






ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)  (i)     On December 4, 1998, BDO Seidman, LLP resigned as principal accountants of Red Oak Hereford Farms, Inc. ("Registrant").

     (ii) The report of BDO Seidman, LLP on the consolidated financial statements for the past fiscal year contained no adverse opinion or disclaimer of opinion but was modified as to uncertainty regarding substantial doubt about the ability of the Registrant to continue as a going concern.

     (iii) The Registrant's Board of Directors did not participate in the decision regarding the resignation of BDO Seidman, LLP.

     (iv) In connection with its audit for the most recent fiscal year and through the date of resignation, there have been no disagreements with BDO Seidman, LLP on any matter of account-ing principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

     (v) During the most recent fiscal year and through the date of resignation, BDO Seidman, LLP reported to the Registrant a reportable event (as defined in Regulation S-K Item 304(a)(1)(v)). The management letter issued by BDO Seidman, LLP in conjunction with the audit of the Registrant's consolidated financial statements for the year ended December 31, 1997, identified matters which were considered to be significant deficiencies in the design or operation of the internal control structure that could adversely affect the Registrant's ability to record, process, summarize and report financial data consistent with the assertions of management in the financial statements.

     (vi) The Registrant has requested that BDO Seidman, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated December 11, 1998, is filed as Exhibit 16.1 to the Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Financial Statements of Business Acquired.
        None

(b)     Pro Forma Financial Information.
        None

(c)     Exhibits.
        16.1   BDO Seidman, LLP letter dated December 11, 1998









                              SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          RED OAK HEREFORD FARMS, INC.

Date:  December 11, 1998
                                          By: /s/ Gordon Reisinger
                                                  ----------------
                                                  Gordon Reisinger
                                                  President


Date:  December 11, 1998
                                          By: /s/ Harley Dillard
                                                  --------------
                                                  Harley Dillard
                                                  Chief Financial Officer




































December 4, 1998



Mr. Harley Dillard
Chief Financial Officer
Red Oak Hereford Farms, Inc.
2010 Commerce Drive
Red Oak, IA 51566


Dear Mr. Dillard:

     This is to confirm that the client-auditor relationship between Red Oak Hereford Farms, Inc. (Commission File Number 33-89714) and BDO Seidman, LLP has ceased.

Sincerely,


/s/ BDP Seidman, LLP


cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 9-5
     450 Fifth Street, N.W.
     Washington, D.C. 20549




























December 11, 1998



Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549


Gentlemen:

     We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on December 4, 1998, to be filed by our former client, Red Oak Hereford Farms, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,



/s/ BDO Seidman, LLP